First-Quarter 2025 Supplemental Presentation April 30, 2025 2 This presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "prospects," or "continue." These statements involve known or unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar's business and financial results are in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. 3 This presentation includes references to the non-GAAP financial measures listed below (including percentage growth or decline of those numbers). These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. "Organic Revenue" is consolidated revenue before (1) acquisitions and divestitures, (2) adoption of new accounting standards or revisions to accounting practices (accounting changes), and (3) the effect of foreign currency translations. "Adjusted Operating Income (Loss)" is consolidated operating income (loss) excluding (1) intangible amortization expense, (2) the impact of merger, acquisition, and divestiture-related activity which, when applicable, may include certain non-recurring expenses such as pre-deal due diligence, transaction costs, contingent consideration, severance, and post-close integration costs (M&A-related expenses), and (3) certain other one-time, non-recurring items which management does not consider when evaluating ongoing performance. "Adjusted Operating Margin" is operating margin excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) certain other one-time, non- recurring items which management does not consider when evaluating ongoing performance. "Adjusted Operating Expense" is operating expenses excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) certain other one-time, non-recurring items which management does not consider when evaluating ongoing performance. "Free Cash Flow" is cash provided by or used for operating activities less capital expenditures. 4 Table of Contents Q1 25 Results Summary 5 Q1 25 Segment Detail 12 Appendix A: Additional Detail 27 Appendix B: Reconciliations 36 Appendix C: FAQ Regarding Updates to Q1 25 Reporting 48

Q1 25 Results Summary 6 Q1 25 Financial Performance +7.2% Reported +9.1% Organic +22.2% (1.2%) +23.2% $542.8 $581.9 $92.6 $114.1 $110.8 $135.4 $59.5 $58.8 Revenue Operating Income Adjusted Operating Income Free Cash Flow ($mil) 24 25 24 25 24 25 24 25 7 Adjusted Operating Income Walk Q1 24 to Q1 25 Q1 24 Adjusted Operating Income Change in Revenue Professional Fees Travel & Related Activities Advertising & Marketing Compensation* Infrastructure Costs & Other** Q1 25 Adjusted Operating Income *Compensation includes salaries, bonus, commissions, severance, employee benefits, payroll taxes, and stock-based compensation. **Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and SaaS-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. ($mil) $110.8 $39.1 $2.1 ($3.0)($0.1) ($4.2) ($9.3) $135.4 8 Quarterly Operating Margin Trends 5.1% 8.3% 13.6% 17.5% 17.1% 19.0% 20.3% 28.5% 19.6% 10.8% 13.8% 17.8% 21.0% 20.4% 22.9% 22.9% 20.6% 23.3% Operating Margin Adjusted Operating Margin Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% During the fourth quarter of 2024, operating income included a $64.0 million gain on the sale of US TAMP assets, which had a 10.9 percentage point impact on operating margin.

9 Revenue vs. Adjusted Operating Expense Growth 5.0% 7.3% 10.1% 13.4% 13.2% 13.3% 10.5% 9.7% 7.2% 14.3% 9.6% 8.1% 4.2% 1.0% 1.4% 3.7% 10.2% 3.4% Reported Revenue Growth Adjusted Operating Expense Growth Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 0.0% 5.0% 10.0% 15.0% 20.0% 10 Headcount Trends Headcount represents permanent, full-time employees. As of March 31, 2025, headcount was 11,115. 23.6% 12.6% (1.3)% (7.3)% (9.2)% (8.1)% (3.6)% (2.2)% (1.4)% 1.5% (2.3)% (4.6)% (2.0)% (0.6)% (1.1)% 0.0% (0.6)% 0.3% Headcount Headcount Growth YOY Sequential Headcount Growth Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 11 Q1 25 Cash Flow and Capital Allocation 11 ($mil) Operating Cash Flow Free Cash Flow ($mil) Share Repurchases 109.6 Acquisitions, Net of Cash 38.5 Capital Expenditures 32.2 Dividends Paid 19.5 *Total capital deployed in Q1 25 was higher than operating cash flow due to use of excess cash on hand and the increase in debt. The Company's debt increased by a net of $105.0 million in Q1 25. Capital Allocation* $91.0 $58.8 Q1 25 Segment Detail

13 Morningstar Reportable Segments and Representative Products Morningstar Direct Platform* Provides investors comprehensive data, research and insights, and investment analysis to empower investment decision-making. Morningstar Data Morningstar Direct Morningstar Advisor Workstation PitchBook Provides investors with access to a broad collection of data and research covering the private capital markets, including venture capital, private equity, private credit and bank loans, and merger and acquisition (M&A) activities. Investors can also access Morningstar’s data and research on public equities. PitchBook Platform Direct Data Morningstar Wealth Delivers investment products, advisor platforms, and investor tools powered by our research and data. Serves financial advisors through model portfolios, SMAs, and technology platforms, and individuals through Morningstar Investor. Morningstar Model Portfolios (Managed Portfolios) Morningstar Investor International Wealth Platform Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar DBRS Morningstar Credit (Credit data and analytics) Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Managed Accounts Corporate and All Other Morningstar Sustainalytics Morningstar Indexes The operating segments of Morningstar Sustainalytics and Morningstar Indexes have been combined and presented as part of Corporate and All Other, which is not a reportable segment. *Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Please see the FAQ in the Appendix for more information on updates to our reporting. 14 Contribution to Revenue and Adjusted Operating Income (Loss) 14 Morningstar Direct Platform Revenue Adjusted Operating Income (Loss) *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Q1 24 Q1 25 Q1 24 Q1 25 $ 600 450 300 150 0 $ (150) PitchBook Morningstar Credit Morningstar Wealth Morningstar Retirement Corporate and All Other* ($mil) 15 Organic Revenue Walk Q1 24 Reported Revenue PitchBook Morningstar Credit Morningstar Direct Platform Morningstar Retirement Morningstar Wealth Corporate and All Other* M&A and Foreign Currency Adjustments Q1 25 Reported Revenue ($mil) The Company's five reportable segment bars represent organic revenue growth and may not match changes in reported revenue. *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. $542.8 $13.7$16.3 $8.0 $4.5 $4.2 $1.6 ($9.2) $581.9 16 Adjusted Operating Income Walk Q1 24 Adjusted Operating Income PitchBook Morningstar Credit Morningstar Wealth Morningstar Retirement Morningstar Direct Platform Corporate and All Other * Q1 25 Adjusted Operating Income *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include finance, human resources, legal, marketing, and other management-related costs that are not considered when segment performance is evaluated. ($mil) $110.8 $12.3 $9.1 $4.8 $0.4 ($4.1) $2.1 $135.4

17 Morningstar Direct Platform 17 +1.3% Reported +4.2% Organic (4.5%) $196.7 $199.2 $91.2 $87.1 46.4% 43.7 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Please see the FAQ in the Appendix for more information on updates to our reporting. Q1 24 Q1 25 Q1 24 Q1 25 18 Quarterly Segment Trends: Morningstar Direct Platform ($mil) 18 Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Please see the FAQ in the Appendix for more information on updates to our reporting. 7.6% 6.8% 7.0% 8.1% 8.9% 6.2% 4.7% 3.6% 4.2% Morningstar Direct Platform Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 19 PitchBook 19 +10.9% Reported +11.1% Organic +30.8% $147.6 $163.7 $40.0 $52.3 27.1% 31.9 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Q1 24 Q1 25 Q1 24 Q1 25 20 Quarterly Segment Trends: PitchBook ($mil) 20 24.2% 20.8% 14.4% 13.1% 12.6% 10.9% 12.2% 12.7% 11.1% PitchBook Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 0.0% 10.0% 20.0% 30.0% 40.0% 50.0%

21 Morningstar Credit 21 +21.1% Reported +23.2% Organic +74.0% $60.3 $73.0 $12.3 $21.4 20.4% 29.3 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Q1 24 Q1 25 Q1 24 Q1 25 22 Quarterly Segment Trends: Morningstar Credit 22 Bars represent reported revenue. Percentages represent organic revenue growth (decline). In Q1 25, structured finance ratings, fundamental ratings, and data licensing accounted for 60.8%, 32.9%, and 6.3% of revenue, respectively. *Structured Finance: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities. **Fundamental Ratings include Corporate, Financial Institutions, Sovereign, and Other. ***In quarterly supplemental presentations prior to Q4 2023, data licensing revenue was included in “Other” under Fundamental Ratings. USA Canada EMEA Consolidated Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 (50.0)% (40.0)% (30.0)% (20.0)% (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% (3.3)% 6.6% (48.7)% (2.2)% 6.5% (29.7)% 10.3% 1.9% (2.2)% 27.4% 11.0% 21.7% 13.5% 14.6% 43.0% 27.6% 30.3% 59.9% 19.6% 13.1% 51.7% 6.6% 36.9% 46.2% 55.4% 49.9% 51.8% 45.0% 46.6% 37.6% 43.5% 37.6% 41.5% Structured Finance Ratings* Fundamental Ratings** Data Licensing*** Recurring Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 37.1% 6.4% 27.0% Revenue by Geography ($mil) Revenue by Asset Class ($bil) 23 Morningstar Wealth 23 +3.9% Reported +7.9% Organic NMF $59.0 $61.3 ($5.6) ($0.8) (9.5%) (1.3%) Adj. Operating Margin Revenue ($mil) Adjusted Operating Income (Loss) ($mil) NMF - not meaningful. Q1 24 Q1 25 Q1 24 Q1 25 24 Quarterly Segment Trends: Morningstar Wealth 24 (9.7%) (9.8%) 4.9% 9.1% 7.7% 12.4% 6.1% 6.2% 7.9% Morningstar Wealth Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Morningstar Wealth AUMA Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Morningstar Wealth Revenue ($mil) Morningstar Wealth AUMA ($bil)

25 Morningstar Retirement 25 +15.8% Reported and Organic +2.8% $28.4 $32.9 $14.2 $14.6 50.0% 44.4 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Q1 24 Q1 25 Q1 24 Q1 25 26 Quarterly Segment Trends: Morningstar Retirement 26 (5.3%) 3.4% 11.2% 16.2% 12.7% 21.5% 14.8% 11.3% 15.8% Morningstar Retirement Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Morningstar Retirement AUMA Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $100.0 $200.0 $300.0 $400.0 Morningstar Retirement Revenue ($mil) Morningstar Retirement AUMA ($bil) Appendix A: Additional Detail 28 Historical Segment Performance *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. **Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (in millions) Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Morningstar Direct Platform Revenue $179.8 $186.0 $188.7 $192.7 $196.7 $196.9 $198.5 $196.0 $199.2 Adjusted Operating Income 80.9 80.1 88.4 90.4 91.2 87.3 91.4 85.5 87.1 Adjusted Operating Margin 45.0% 43.1% 46.8% 46.9% 46.4% 44.3% 46.0% 43.6% 43.7% PitchBook Revenue $131.1 $136.8 $139.6 $144.4 $147.6 $151.7 $156.6 $162.5 $163.7 Adjusted Operating Income 30.4 37.2 39.1 41.4 40.0 47.3 50.4 48.7 52.3 Adjusted Operating Margin 23.2% 27.2% 28.0% 28.7% 27.1% 31.2% 32.2% 30.0% 31.9% Morningstar Credit Revenue $46.8 $54.2 $52.9 $61.5 $60.3 $77.6 $70.9 $82.3 $73.0 Adjusted Operating Income (Loss) (4.0) 5.0 2.8 17.9 12.3 27.9 15.2 20.2 21.4 Adjusted Operating Margin (8.5%) 9.2% 5.3% 29.1% 20.4% 36.0% 21.4% 24.5% 29.3% Morningstar Wealth Revenue $54.9 $55.8 $58.0 $61.2 $59.0 $62.6 $61.8 $65.0 $61.3 Adjusted Operating Loss (14.6) (12.3) (8.2) (5.3) (5.6) (2.2) (0.7) (0.8) (0.8) Adjusted Operating Margin (26.6%) (22.0%) (14.1%) (8.7%) (9.5%) (3.5%) (1.1%) (1.2%) (1.3%) Morningstar Retirement Revenue $25.2 $27.4 $27.7 $30.2 $28.4 $33.3 $31.8 $33.6 $32.9 Adjusted Operating Income 11.2 13.4 14.7 14.8 14.2 17.3 16.9 17.2 14.6 Adjusted Operating Margin 44.4% 48.9% 53.1% 49.0% 50.0% 52.0% 53.1% 51.2% 44.4% Consolidated Revenue Total Reportable Segments $437.8 $460.2 $466.9 $490.0 $492.0 $522.1 $519.6 $539.4 $530.1 Corporate and All Other* 41.9 44.5 48.6 48.7 50.8 49.8 49.8 51.6 51.8 Total Revenue $479.7 $504.7 $515.5 $538.7 $542.8 $571.9 $569.4 $591.0 $581.9 Consolidated Adjusted Operating Income Total Reportable Segments $103.9 $123.4 $136.8 $159.2 $152.1 $177.6 $173.2 $170.8 $174.6 Less: Corporate and All Other** (52.1) (53.7) (44.8) (46.2) (41.3) (46.6) (42.9) (49.1) (39.2) Adjusted Operating Income $51.8 $69.7 $92.0 $113.0 $110.8 $131.0 $130.3 $121.7 $135.4 Adjusted Operating Margin 10.8% 13.8% 17.8% 21.0% 20.4% 22.9% 22.9% 20.6% 23.3%

29 Quarterly Revenue Trend: Revenue Type ($mil) 2.8% 5.1% 9.3% 12.6% 12.9% 13.6% 10.1% 10.6% 9.1% Consolidated Organic Revenue Trend Transaction-Based Revenue* Asset-Based Revenue* License-Based Revenue* Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 (35.0)% (6.0)% 14.3% (19.5)% (1.4)% 12.2% 0.1% 10.4% 10.6% 18.0% 19.8% 10.3% 27.3% 18.2% 9.9% 37.2% 25.9% 7.5% 25.9% 16.9% 6.4% 25.1% 16.4% 6.8% 21.4% 14.5% 6.2% Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). *In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2025 and 2024 to respective quarterly revenue in 2024 and 2023 based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation. 30 License Trends 30 *PitchBook license counts reflect active users, including Morningstar active users, as well as legacy LCD clients who have migrated to PitchBook licenses. The timing of activities, such as user maintenance, user audits, provisioning access, shutting off of users, and updates to the user lists when enterprise clients renew, result in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12- month basis. +0.6% 18,680 18,799 Direct Licenses Q1 24 Q1 25 +13.6% 111,199 126,285 PitchBook Licenses* Q1 24 Q1 25 31 Key Product Area Revenue ($mil) *Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Please see the FAQ in the Appendix for more information on updates to our reporting. Q1 25 Q1 24 % Change % Organic Change Morningstar Direct Platform* $199.2 $196.7 1.3% 4.2% Morningstar Data $99.8 $96.8 3.1% 4.1% Morningstar Direct $72.2 $68.4 5.6% 6.8% Morningstar Advisor Workstation $23.0 $23.3 (1.3%) (0.4%) PitchBook $163.7 $147.6 10.9% 11.1% Morningstar Credit $73.0 $60.3 21.1% 23.2% Morningstar Wealth $61.3 $59.0 3.9% 7.9% Investment Management $36.1 $33.6 7.4% 14.8% Morningstar Retirement $32.9 $28.4 15.8% 15.8% Corporate and All Other Morningstar Sustainalytics $28.8 $30.8 (6.5%) (4.9%) Morningstar Indexes $23.0 $20.0 15.0% 15.7% 32 Quarterly Segment Product Trends: Morningstar Direct Platform 32 10.9% 11.0% 11.7% 9.6% 12.0% 11.7% 9.6% 9.2% 6.8% Morningstar Direct Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 6.7% 5.0% 6.0% 9.6% 9.5% 5.3% 4.2% 1.8% 4.1% Morningstar Data Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Please see the FAQ in the Appendix for more information on updates to our reporting. Morningstar Data ($mil) Morningstar Direct ($mil)

33 Quarterly Segment Product Trends: Morningstar Direct Platform 33 7.4% 8.4% 5.3% 3.3% 5.2% 2.5% (2.4)% (0.5)% (0.4)% Morningstar Advisor Workstation Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Please see the FAQ in the Appendix for more information on updates to our reporting. Morningstar Advisor Workstation ($mil) 34 Quarterly Segment Product Trends: Investment Management ($mil) 34 (11.8%) (10.7%) 6.9% 16.3% 13.9% 22.0% 13.3% 16.2% 14.8% Investment Management Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 35 Quarterly Product Trends: Corporate and All Other 35 10.9% 15.1% 27.3% 43.3% 37.1% 37.8% 23.7% 21.9% 15.7% Morningstar Indexes Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 (20.0)% (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 15.9% 12.7% 13.7% 13.6% 12.2% 0.7% (10.3)% (3.3)% (4.9)% Morningstar Sustainalytics Revenue YOY Organic Revenue Trend Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 $0.0 $10.0 $20.0 $30.0 $40.0 (20.0)% (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% *Revenue for Morningstar Sustainalytics’ transaction-based products (second-party opinions) decreased 30.8% on an organic basis in the first quarter of 2025, and Morningstar Sustainalytics’ license-based products decreased 2.5% on an organic basis. Morningstar Indexes ($mil) Morningstar Sustainalytics* $mil) Appendix B: Reconciliations

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Consolidated	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	5.0%	7.3%	10.1%	13.4%	13.2%	13.3%	10.5%	9.7%	7.2%
less: M&A and accounting changes	4.0%	2.7%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.8%)	(0.9%)
less: Currency and Other	(1.8%)	(0.5%)	0.8%	0.8%	0.3%	(0.3%)	0.4%	(0.1%)	(1.0%)
Organic Change in Revenue	2.8%	5.1%	9.3%	12.6%	12.9%	13.6%	10.1%	10.6%	9.1%

License-Based	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	16.7%	14.8%	12.2%	12.4%	9.9%	6.8%	6.3%	5.4%	4.4%
less: M&A and accounting changes	4.4%	2.8%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.9%)	(0.8%)
less: Currency and Other	(2.0%)	(0.2%)	1.6%	2.1%	0.0%	(0.7%)	(0.1%)	(0.5%)	(1.0%)
Organic Change in Revenue	14.3%	12.2%	10.6%	10.3%	9.9%	7.5%	6.4%	6.8%	6.2%

37 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Asset-Based	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(4.7%)	(0.4%)	6.2%	14.4%	17.9%	25.9%	17.2%	16.2%	11.3%
less: M&A and accounting changes	2.1%	5.2%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.5%)	(2.0%)
less: Currency and Other	(0.8%)	(4.2%)	(4.2%)	(5.4%)	(0.3%)	0.0%	0.3%	0.3%	(1.2%)
Organic Change in Revenue	(6.0%)	(1.4%)	10.4%	19.8%	18.2%	25.9%	16.9%	16.4%	14.5%

Transaction-Based	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(34.2%)	(18.5%)	2.1%	18.4%	30.2%	39.3%	29.1%	26.6%	19.2%
less: M&A and accounting changes	2.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(1.6%)	1.0%	2.0%	0.4%	2.9%	2.1%	3.2%	1.5%	(2.2%)
Organic Change in Revenue	(35.0%)	(19.5%)	0.1%	18.0%	27.3%	37.2%	25.9%	25.1%	21.4%

38 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Direct Platform	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	4.8%	6.3%	8.4%	9.5%	9.4%	5.9%	5.2%	1.7%	1.3%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(2.0%)	(1.9%)
less: Currency and Other	(2.8%)	(0.5%)	1.4%	1.4%	0.5%	(0.3%)	0.5%	0.1%	(1.0%)
Organic Change in Revenue	7.6%	6.8%	7.0%	8.1%	8.9%	6.2%	4.7%	3.6%	4.2%

PitchBook	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	38.3%	28.7%	14.5%	13.1%	12.6%	10.9%	12.2%	12.5%	10.9%
less: M&A and accounting changes	14.2%	7.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(0.1%)	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	(0.2%)	(0.2%)
Organic Change in Revenue	24.2%	20.8%	14.4%	13.1%	12.6%	10.9%	12.2%	12.7%	11.1%

Morningstar Credit	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(32.4%)	(16.9%)	2.1%	21.3%	28.8%	43.2%	34.0%	33.8%	21.1%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.4%)
less: Currency and Other	(1.7%)	(1.0%)	0.7%	1.3%	0.9%	(1.0%)	0.0%	(0.7%)	(1.7%)
Organic Change in Revenue	(30.7%)	(15.9%)	1.4%	20.0%	27.9%	44.2%	34.0%	34.5%	23.2%

39 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Wealth	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(6.3%)	(5.9%)	5.1%	9.7%	7.5%	12.2%	6.6%	6.2%	3.9%
less: M&A and accounting changes	4.9%	5.1%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.5%)	(2.4%)
less: Currency and Other	(1.5%)	(1.2%)	0.2%	0.6%	(0.2%)	(0.2%)	0.5%	0.5%	(1.6%)
Organic Change in Revenue	(9.7%)	(9.8%)	4.9%	9.1%	7.7%	12.4%	6.1%	6.2%	7.9%

Morningstar Retirement	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(5.3%)	3.4%	11.2%	16.2%	12.7%	21.5%	14.8%	11.3%	15.8%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Organic Change in Revenue	(5.3%)	3.4%	11.2%	16.2%	12.7%	21.5%	14.8%	11.3%	15.8%

40 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Data	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	3.3%	4.5%	7.9%	11.4%	10.2%	5.0%	4.9%	1.9%	3.1%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(3.4%)	(0.5%)	1.9%	1.8%	0.7%	(0.3%)	0.7%	0.1%	(1.0%)
Organic Change in Revenue	6.7%	5.0%	6.0%	9.6%	9.5%	5.3%	4.2%	1.8%	4.1%

Morningstar Direct	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	8.3%	10.7%	13.4%	11.0%	12.5%	11.3%	10.0%	9.2%	5.6%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(2.6%)	(0.3%)	1.7%	1.4%	0.5%	(0.4%)	0.4%	0.0%	(1.2%)
Organic Change in Revenue	10.9%	11.0%	11.7%	9.6%	12.0%	11.7%	9.6%	9.2%	6.8%

Morningstar Advisor Workstation	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	6.6%	7.8%	5.0%	3.3%	5.3%	2.3%	(2.6%)	(0.7%)	(1.3%)
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(0.8%)	(0.6%)	(0.3%)	0.0%	0.1%	(0.2%)	(0.2%)	(0.2%)	(0.9%)
Organic Change in Revenue	7.4%	8.4%	5.3%	3.3%	5.2%	2.5%	(2.4%)	(0.5%)	(0.4%)

41

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Credit Canada	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(0.1%)	1.1%	(0.7%)	10.6%	15.1%	27.9%	11.2%	33.0%	0.0%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(6.7%)	(5.4%)	(2.6%)	(0.4%)	0.5%	(2.4%)	(1.9%)	(3.9%)	(6.4%)
Organic Change in Revenue	6.6%	6.5%	1.9%	11.0%	14.6%	30.3%	13.1%	36.9%	6.4%

Morningstar Credit EMEA	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(9.9%)	(1.5%)	18.8%	34.8%	16.5%	27.3%	22.1%	7.9%	36.4%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(6.6%)	0.7%	8.5%	7.4%	3.0%	(0.3%)	2.5%	1.3%	(0.7%)
Organic Change in Revenue	(3.3%)	(2.2%)	10.3%	27.4%	13.5%	27.6%	19.6%	6.6%	37.1%

42

Reconciliation from Reported to Organic Revenue Change by Product Area

Investment Management	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	(3.9%)	(2.0%)	6.9%	17.3%	13.5%	21.8%	14.5%	14.8%	7.4%
less: M&A and accounting changes	9.4%	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(1.0%)	(4.6%)
less: Currency and Other	(1.5%)	(1.3%)	0.0%	1.0%	(0.4%)	(0.2%)	1.2%	(0.4%)	(2.8%)
Organic Change in Revenue	(11.8%)	(10.7%)	6.9%	16.3%	13.9%	22.0%	13.3%	16.2%	14.8%

Morningstar Indexes	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	25.3%	25.3%	27.8%	43.3%	37.0%	37.3%	24.4%	22.0%	15.0%
less: M&A and accounting changes	15.8%	10.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(1.4%)	(0.6%)	0.5%	0.0%	(0.1%)	(0.5%)	0.7%	0.1%	(0.7%)
Organic Change in Revenue	10.9%	15.1%	27.3%	43.3%	37.1%	37.8%	23.7%	21.9%	15.7%

Morningstar Sustainalytics	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Reported Change in Revenue	10.5%	12.7%	17.9%	16.0%	12.8%	0.0%	(9.7%)	(3.3%)	(6.5%)
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(5.4%)	0.0%	4.2%	2.4%	0.6%	(0.7%)	0.6%	0.0%	(1.6%)
Organic Change in Revenue	15.9%	12.7%	13.7%	13.6%	12.2%	0.7%	(10.3%)	(3.3%)	(4.9%)

43

Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil)

	Q1 25	Q1 24
Adjusted Operating Income (Loss)		
Morningstar Direct Platform	$87.1	$91.2
PitchBook	52.3	40.0
Morningstar Credit	21.4	12.3
Morningstar Wealth	(0.8)	(5.6)
Morningstar Retirement	14.6	14.2
Total Reportable Segments	**$174.6**	**$152.1**
Less: Corporate and All Other*	(39.2)	(41.3)
Total Adjusted Operating Income	**$135.4**	**$110.8**
Intangible amortization expense	(14.4)	(17.7)
M&A-related expenses	(6.9)	(0.5)
Operating Income	**$114.1**	**$92.6**

44

*Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated.

Reconciliation from Operating Margin to Adjusted Operating Margin

	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Operating Margin	5.1%	8.3%	13.6%	17.5%	17.1%	19.0%	20.3%	28.5%	19.6%
Add: Intangible amortization and all M&A-related expenses (including M&A-related earn-outs), M&A-related gains, and items related to the significant reduction and shift in the Company's operations in China	5.7%	5.5%	4.2%	3.5%	3.3%	3.9%	2.6%	(7.9%)	3.7%
Adjusted Operating Margin	10.8%	13.8%	17.8%	21.0%	20.4%	22.9%	22.9%	20.6%	23.3%

45

MORNINGSTAR

Reconciliation from Total Operating Expenses to Adjusted Operating Expense ($mil)

	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25
Operating Expense	$455.2	$463.0	$445.5	$444.3	$450.2	$463.4	$453.9	$486.8	$467.8
Less: Intangible amortization and all M&A-related expenses (including M&A-related earn-outs), M&A-related gains, and items related to the significant reduction and shift in the Company's operations in China	27.3	28.0	22.0	18.6	18.2	22.5	14.8	17.5	21.3
Adjusted Operating Expense	$427.9	$435.0	$423.5	$425.7	$432.0	$440.9	$439.1	$469.3	$446.5

46

MORNINGSTAR

Q1 25 Operating and Free Cash Flow

QTD	**Q1 25**	**Q1 24**	**% Change**
Cash provided by operating activities	**$91.0**	**$93.6**	**(2.8)%**
Capital expenditures	(32.2)	(34.1)	(5.6)%
Free cash flow	**$58.8**	**$59.5**	**(1.2)%**

47

MORNINGSTAR

Appendix C: FAQ Regarding Updates to Q1 25 Reporting

49 Beginning with Q1 25 reporting, Morningstar changed the name of its Morningstar Data and Analytics reportable segment to Morningstar Direct Platform. In addition, we changed the composition of the key product areas within that segment. We are also no longer reporting a separate PitchBook product area within the PitchBook segment. Q: What drove the name change to Morningstar Direct Platform? Have there been any changes to the composition of the segment? We renamed the segment Morningstar Direct Platform to align with the evolution of our strategy. For more detail, please see Kunal’s Q1 25 shareholder letter, available at shareholders.morningstar.com. While we have made changes to the definition and composition of the key product areas within the segment, there have been no changes to the overall makeup of the segment, so Morningstar Direct Platform results are comparable with prior-year period results for Morningstar Data and Analytics. Q: What changes have you made to the key product areas within Morningstar Direct Platform? Why did you make those changes? We updated the composition of Morningstar Direct Platform’s three key product areas to more closely align with how the team is managing these businesses: Morningstar Data has been expanded to reflect the breadth of Morningstar Direct Platform’s research and data products. We’ve added products including Direct Web Services and research distribution to this key product area. Morningstar Direct now includes revenue from Morningstar Direct Reporting Solutions in addition to the flagship Morningstar Direct. Through Morningstar Direct Solutions, a complementary product to Morningstar Direct, clients can create and distribute reports, drawing on the depth of Morningstar’s data and analytics. FAQ: Updates to Q1 25 Reporting Morningstar Advisor Workstation includes revenue from both Morningstar Advisor Workstation and Direct Advisory Suite. It no longer includes revenue from Annuity Intelligence, a small, non-core product. The updated key product areas also reflect a larger proportion of Morningstar Direct Platform revenue. Under the prior key product area schema, roughly 80% of 2024 revenue for Morningstar Direct Platform was included in one of the key product areas. The updated key product areas would have accounted for more than 95% of Morningstar Direct Platform revenue in 2024. Please see the following slide for a summary of these changes. Q: Where can I find historical revenue growth for the updated key product areas? We have provided nine quarters of historical quarterly organic growth for the updated key product areas in Appendix A, with reconciliations to reported growth in Appendix B. Q: Why are you no longer providing revenue for the PitchBook key product area? The PitchBook key product area accounted for more than 98% of PitchBook segment revenue with only one small product (buyside equity data) included in the PitchBook segment but not the product area. We came to the conclusion that reporting revenue for the PitchBook key product area and the PitchBook segment did not provide significant additional information for investors and could be confusing. Q: Where can I find reporting on Morningstar Direct and PitchBook license growth? We provide PitchBook licensed user and Morningstar Direct license counts and growth compared to the prior-year period in Appendix A of the supplemental deck. 50 Key Product Areas (Old) Morningstar Data Managed investment data Morningstar Essentials Exchange market data Equity data Morningstar Direct Morningstar Direct Morningstar Advisor Workstation Morningstar Advisor Workstation Annuity Intelligence* Update to Morningstar Direct Platform Key Product Areas Key Product Areas (New) Morningstar Data Managed investment data Morningstar Essentials Exchange market data Equity data Direct Web Services** Research distribution** Morningstar Direct Morningstar Direct Morningstar Direct Reporting Solutions** Morningstar Advisor Workstation Morningstar Advisor Workstation Direct Advisory Suite *In Q1 25, included in Morningstar Direct Platform revenue but not in Morningstar Advisor Workstation revenue. **Previously included in segment revenue but not included in revenue for the key product areas (old) in prior periods. Morningstar Direct Reporting Solutions has also been referred to as Profiles & Direct Reporting.